UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           AXP SELECTED SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
 Precious Metals
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 10

Notes to Financial Statements                                        13

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2   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                             Clay Hoes
Since                                                              1/99
Years in industry                                                    10

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 4/22/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INPMX        B: INPBX        C: --           Y: --

Total net assets                                          $83.8 million

Number of holdings                                                   52

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
          X                MEDIUM  SIZE
          X                SMALL

TOP FIVE COUNTRIES

Percentage of portfolio assets

Canada                                                               45.4%
United States                                                        23.1
South Africa                                                         16.8
Australia                                                             6.9
Peru                                                                  4.9

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Gold Mining 78.9%
Diversified mining 8.5%
Platinum mining 4.0%
Silver Mining 2.6%
Short-term securities 1.2%
Other 4.8%

TOP TEN HOLDINGS

Percentage of portfolio assets

Placer Dome (Canada)                                                  7.2%
Barrick Gold (Canada)                                                 7.0
Newmont Mining (United States)                                        6.5
Compania de Minas Buenaventura ADR (Peru)                             4.9
Freeport McMoRan Copper & Gold Cl B (United States)                   4.7
Randgold & Exploration ADR (South Africa)                             4.0
AngloGold ADR (South Africa)                                          3.9
Glamis Gold (United States)                                           3.9
Goldcorp (Canada)                                                     3.8
Golden Star Resources (United States)                                 3.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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3   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Clay Hoes discusses the Fund's positioning and results for the first half of fiscal year 2003.

Q: How did AXP Precious Metals Fund perform for the six-month period ended Sept. 30, 2003?

A: AXP Precious Metals Fund's Class A shares (excluding sales charge) rose 44.26% for the six-month period ended Sept. 30, 2003. This outpaced the Fund's benchmark, the CitiGroup Global Precious Metals and Minerals Index, which advanced 41.06% for the period. The Lipper Gold Funds Index, representing the Fund's peer group, rose 43.01% for the same time frame. The MSCI World Index rose 23.04% for the same period.

Q:   What factors affected the  Fund's performance?

A: Good stock picks, rising gold prices, opportunistic economic conditions and old-fashioned fundamentals of supply and demand for gold bullion contributed to our strong results for this period. Gold prices rose significantly over the summer, with gold-related stocks benefiting directly from weaker currencies and economic uncertainties, including investors' fears of inflation.

(bar chart)

                             PERFORMANCE COMPARISON
                   For the six-month period ended Sept. 30, 2003

50%      (bar 1)                                           (bar 4)
         +44.26%                            (bar 3)        +43.01%
40%                                         +41.06%

30%                        (bar 2)
                           +23.04%
20%

10%

 0%

(bar 1)  AXP Precious Metals Fund Class A (excluding sales charge)

(bar 2)  MSCI World Index (unmanaged)

(bar 3)  The CitiGroup Global Precious Metals and Minerals Index(SM)(2)
         (unmanaged)

(bar 4)  Lipper Gold Funds Index(3)

(1) Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The CitiGroup Global Precious Metals and Minerals Index(SM) is a subset of the Global CitiGroup Broad Market Index System(SM), which includes all companies with a float capital of at least $100 million. The CitiGroup Global Precious Metals and Minerals Index includes companies in both developed and emerging market regions that are involved in the precious metals sector. The Fund is not sponsored, endorsed, sold or promoted by CitiGroup, and CitiGroup makes no representation or warranty regarding any matter including the advisability of investing in the Fund.

(3) The Lipper Gold Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Good stock picks, rising gold prices, opportunistic economic conditions and old-fashioned fundamentals of supply and demand for gold bullion contributed to our strong results for this period.(end callout quote)

     The Fund's strong position in gold stocks, 78.9% of the Fund's portfolio as of Sept. 30, 2003, was a major contributor to performance. On April 1, 2003, gold was priced at $334 per ounce. Six months later on Sept. 30, gold was $388 per ounce, hitting a peak of $390 earlier in September. Gold stocks were complemented by a modest amount of stocks in diversified companies of other metals.

     Gold has been enjoying increased interest worldwide. Gold is being treated as a quasi-currency and has benefited from a weak U.S. dollar, problematic euro and volatile yen. One of the biggest buyers of gold bullion in recent months has been China's government, which has been adding to its reserves. China has a small percentage of its currency backed by gold reserves, while Western democracies, such

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                              Class A                    Class B                    Class C                 Class Y
(Inception dates)            (4/22/85)                  (3/20/95)                  (6/26/00)               (3/20/95)
                         NAV(1)      POP(2)       NAV(1)    After CDSC(3)     NAV(1)   After CDSC(4)   NAV(5)      POP(5)
6 months*               +44.26%     +35.97%      +43.74%       +38.74%       +43.77%     +42.77%      +44.49%     +44.49%
1 year                  +44.52%     +36.20%      +43.42%       +39.42%       +43.55%     +43.55%      +44.72%     +44.72%
5 years                 +14.08%     +12.74%      +13.22%       +13.10%          N/A         N/A       +14.31%     +14.31%
10 years                 +5.81%      +5.19%         N/A           N/A           N/A         N/A          N/A         N/A
Since inception            N/A         N/A        +4.47%        +4.47%       +28.47%     +28.47%       +5.46%      +5.46%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     as France, Italy, Germany and the U.S. have a much higher percentage of their monetary reserves backed by gold. China has been "buying on the dips" to narrow the difference and this activity has helped support gold prices during periods of weakness.

     A second factor that we believe may be helping support gold prices is the potential risk of higher inflation. While U.S. consumer price increases have generally been tame in recent years except in selected areas such as health care and energy, the long-term overall U.S. inflation picture has become cloudy at best. Historically low interest rates, the recent decline in the value of the U.S. dollar compared to other currencies, record federal budget deficits, increased money supply and large U.S. trade deficits, have in our view, primed the pump for higher U.S. consumer prices down the road.

     In this environment, we see increasing evidence that gold may be regaining some of its historical luster as an investment alternative that might retain value in times of higher prices.

     Consolidation in the metals and mining industries has been a third factor that has helped bolster gold stock performance. For several years, much of the general manufacturing and refining in the U.S. moved offshore. Many large, high cost mining facilities closed or relocated, and small, unproductive facilities sold, merged or shut down. Consolidation has lowered total costs for many companies, which has been both positive and important for the survival of the manufacturing industry. Hence, there is a greater probability of rising metal prices. The gold industry has gone through similar restructuring, with mergers and closures the dominant theme. More importantly, is the lack of exploration spending over the last few years, as the low gold prices -- bottoming in 1999 and again in 2001 -- caused gold mining companies to conserve capital. Thus they mined richer ore first and left the less rich ore, which would cost more, to be mined later. During this period they produced more than they found, which depleted reserves.

Q:   What changes were made to the Fund's portfolio?

A: During this reporting period, we continued to shift our focus from large stocks to mid- and small stocks. We reduced the Fund's median market capitalization from $1.1 billion in June to $568 million as of Sept. 30, 2003.

     For example, Anglogold Mines, Newmont Mining and Placer Dome have been positive performers within the Fund throughout the period, but we gradually trimmed the Fund's positions in those companies to take advantage of other

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6   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     opportunities. We added some smaller companies that specialize in exploration, and those companies turned in big gains. Anaconda Nickel and First Quantum were two small companies that performed well for the Fund during the period.

     At the end of the period, the largest geographic allocation of Fund assets was in Canada, followed by the United States and South Africa (see Snapshot page for more details). Geographically, our biggest change was South Africa. We reduced the amount of exposure there because of a rising currency (the rand), which reduced profit margins for the South African gold industry.

Q:   How are you positioning the Fund for the coming months?

A: We remain positive on the outlook for precious metals primarily because of our increased interest in "hard asset" investments in a recovering economy. We believe the rediscovery of gold's historical investment appeal in the developed world can continue, and that new sources of institutional and retail demand in emerging markets in Asia have the potential to help drive gold prices toward $400 an ounce.

     We believe that further gold mining industry consolidation can occur, and that gold mining can benefit from a global economic recovery. Again, for several years, there has been minimal investment made in exploration of precious metals. Geologic reserves have been drawn upon, and not replaced. Hence, we are currently in depletion mode. The global recovery seems to have taken hold and we believe will increase demand for gold for jewelry, industrial uses and gold as an investment.

     Also, stricter vehicle emissions regulations in the U.S., Europe and Japan will likely keep platinum and palladium -- used in the manufacturing of catalytic converters and fuel cells -- in strong demand. We believe that poly-metallic companies, mining or distributing copper, nickel, platinum and palladium, should perform well as the global economy rebounds. China, in addition to its appetite for gold to buoy up its currency, is a major importer of copper. It is needed to build out China's electrical infrastructure.

     In this environment, we will continue to look for attractive small and mid-cap companies with strong fundamentals to benefit the Fund.

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7   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.3%)(c)
Issuer                                         Shares                Value(a)

Australia (6.7%)
Anaconda Nickel                            10,000,000(b)             $981,433
Kingsgate Consolidated                        850,000               2,238,004
Newcrest Mining                               150,000               1,112,742
Oxiana                                        750,000(b)              436,568
Southern Resources ADR                        200,000(b)              829,968
Total                                                               5,598,715

Canada (41.6%)
Alamos Gold                                   200,000(b)              274,186
Aurizon Mines                                 100,000(b)              140,798
Banro                                         390,000(b)            1,199,378
Barrick Gold                                  300,000               5,649,000
Bema Gold                                     100,000(b)              253,437
Cambior                                       365,000(b)            1,003,483
Crystallex Intl                               200,000(b)              460,000
Eldorado Gold                                 500,000(b)            1,307,940
First Quantum Minerals                        225,000(b)            1,350,550
Gabriel Resources                             225,000(b)              536,885
Goldcorp                                      220,000               3,073,104
IAMGOLD                                       450,000               2,784,468
Ivanhoe Mines                                 425,000(b)            2,425,062
Kinross Gold                                  325,000(b)            2,437,756
Nevsun Resources                              200,000(b)              755,864
Northern Orion Resources                      350,000(b)              523,917
Northgate Exploration                         650,000(b)            1,030,790
Orezone Resources                             452,500(b)              318,556
Placer Dome                                   425,000               5,843,750
QGX                                           150,000(b)              333,469
Sunridge Gold                                 250,000(b)              463,152
Western Silver                                400,000(b)            1,467,264
Wheaton River Minerals                        600,000(b)            1,196,042
Total                                                              34,828,851

Ghana (1.7%)
Ashanti Goldfields                            140,000(b)            1,463,000

Papua New Guinea (0.3%)
Lihir Gold                                    250,000                 280,893

Peru (4.7%)
Compania de Minas
   Buenaventura ADR                           100,000               3,958,000

South Africa (16.3%)
Anglo American Platinum                        30,000               1,106,963
AngloGold ADR                                  84,500               3,185,650
Gold Fields ADR                               170,000               2,408,900
Harmony Gold Mining                           195,000               2,825,550
Impala Platinum Holdings                       10,000                 834,171
Randgold & Exploration ADR                    250,000(b)            3,282,500
Total                                                              13,643,734

United Kingdom (0.7%)
Lonmin                                         40,000                 620,034

United States (20.3%)
Coeur d'Alene Mines                           170,000(b)              528,700
Freeport McMoRan
   Cooper & Gold Cl B                         115,000               3,806,500
Glamis Gold                                   240,000(b)            3,179,962
Golden Star Resources                         685,000(b)            2,853,224
Metallic Ventures                             300,000(b)            1,367,224
Newmont Mining                                135,000               5,277,150
Total                                                              17,012,760

Total common stocks
(Cost: $54,004,570)                                               $77,405,987

See accompanying notes to investments in securities.

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8   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Other (2.6%)(c)
Issuer                                         Shares                Value(a)

Canada (2.5%)
Apollo Gold                                   156,250(b,d)                $--
  Warrants
Aurizon Mines                                 300,000(b)              422,394
  Units
Echo Bay Mines                                700,000(b)              287,000
  Warrants
Minefinders                                   125,000(b)              972,619
  Special Warrants
Northern Orion                                 50,000(b)               29,642
  Warrants
Wheaton River Minerals                        337,500(b)              327,633
  Special Warrants
Total                                                               2,039,288

United States (0.1%)
Golden Star Resources                          62,500(b)              106,525
  Warrants

Total other
(Cost: $1,009,320)                                                 $2,145,813

Short-term security (1.9%)
Issuer                 Annualized              Amount                Value(a)
                      yield on date          payable at
                       of purchase            maturity

Commercial paper
Abbey Natl North America

  10-01-03                1.13%            $1,600,000              $1,599,950

Total short-term security
(Cost: $1,600,000)                                                 $1,599,950

Total investments in securities
(Cost: $56,613,890)(e)                                            $81,151,750

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $56,614,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $25,139,000
     Unrealized depreciation                                         (601,000)
                                                                     --------
     Net unrealized appreciation                                  $24,538,000
                                                                  -----------

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9   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund

Sept. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $56,613,890)                                                                           $ 81,151,750
Foreign currency holdings (identified cost $949,690) (Note 1)                                                   950,591
Capital shares receivable                                                                                        25,825
Dividends and accrued interest receivable                                                                        80,017
Receivable for investment securities sold                                                                     2,858,214
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                    10,442
U.S. government securities held as collateral (Note 5)                                                        1,600,079
                                                                                                              ---------
Total assets                                                                                                 86,676,918
                                                                                                             ----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                13,158
Payable for investment securities purchased                                                                     408,131
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                     6,098
Payable upon return of securities loaned (Note 5)                                                             2,350,079
Accrued investment management services fee                                                                        1,818
Accrued distribution fee                                                                                          1,018
Accrued transfer agency fee                                                                                         437
Accrued administrative services fee                                                                                 136
Other accrued expenses                                                                                           59,240
                                                                                                                 ------
Total liabilities                                                                                             2,840,115
                                                                                                              ---------
Net assets applicable to outstanding capital stock                                                         $ 83,836,803
                                                                                                           ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $     81,316
Additional paid-in capital                                                                                   81,913,417
Undistributed net investment income                                                                           1,291,647
Accumulated net realized gain (loss) (Note 9)                                                               (23,995,802)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                               24,546,225
                                                                                                             ----------
Total -- representing net assets applicable to outstanding capital stock                                   $ 83,836,803
                                                                                                           ============
Net assets applicable to outstanding shares:               Class A                                         $ 61,691,794
                                                           Class B                                         $ 20,055,227
                                                           Class C                                         $  2,071,391
                                                           Class Y                                         $     18,391
Net asset value per share of outstanding capital stock:    Class A shares              5,912,982           $      10.43
                                                           Class B shares              2,007,960           $       9.99
                                                           Class C shares                208,870           $       9.92
                                                           Class Y shares                  1,754           $      10.49
                                                                                           -----           ------------
* Including securities on loan, at value (Note 5)                                                          $  1,815,618
                                                                                                           ------------

See accompanying notes to financial statements.

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10   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Precious Metals Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                                   $   408,002
Interest                                                                                                          9,135
Fee income from securities lending (Note 5)                                                                      13,993
   Less foreign taxes withheld                                                                                   (9,765)
                                                                                                                 ------
Total income                                                                                                    421,365
                                                                                                                -------
Expenses (Note 2):
Investment management services fee                                                                              277,476
Distribution fee
   Class A                                                                                                       65,659
   Class B                                                                                                       87,525
   Class C                                                                                                        9,013
Transfer agency fee                                                                                              78,672
Incremental transfer agency fee
   Class A                                                                                                        6,877
   Class B                                                                                                        2,908
   Class C                                                                                                          266
Service fee -- Class Y                                                                                                6
Administrative services fees and expenses                                                                        22,284
Compensation of board members                                                                                     4,022
Custodian fees                                                                                                   23,935
Printing and postage                                                                                             22,365
Registration fees                                                                                                22,284
Audit fees                                                                                                       10,250
Other                                                                                                             5,249
                                                                                                                  -----
Total expenses                                                                                                  638,791
   Earnings credits on cash balances (Note 2)                                                                      (907)
                                                                                                                   ----
Total net expenses                                                                                              637,884
                                                                                                                -------
Investment income (loss) -- net                                                                                (216,519)
                                                                                                               --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                             4,501,096
   Foreign currency transactions                                                                                (41,629)
                                                                                                                -------
Net realized gain (loss) on investments                                                                       4,459,467
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                        22,223,605
                                                                                                             ----------
Net gain (loss) on investments and foreign currencies                                                        26,683,072
                                                                                                             ----------
Net increase (decrease) in net assets resulting from operations                                             $26,466,553
                                                                                                            ===========

See accompanying notes to financial statements.

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11   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund

                                                                                    Sept. 30, 2003           March 31, 2003
                                                                                   Six months ended            Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   (216,519)         $   (298,856)
Net realized gain (loss) on investments                                                 4,459,467             7,746,180
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  22,223,605            (6,768,610)
                                                                                       ----------            ----------
Net increase (decrease) in net assets resulting from operations                        26,466,553               678,714
                                                                                       ----------               -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --            (2,076,821)
      Class B                                                                                  --              (608,270)
      Class C                                                                                  --               (54,183)
      Class Y                                                                                  --                  (772)
                                                                                       ----------            ----------
Total distributions                                                                            --            (2,740,046)
                                                                                       ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             15,596,672            52,418,585
   Class B shares                                                                       2,071,129            12,413,288
   Class C shares                                                                         244,963             1,768,450
   Class Y shares                                                                           5,951                83,565
Reinvestment of distributions at net asset value
   Class A shares                                                                              --             2,052,313
   Class B shares                                                                              --               606,680
   Class C shares                                                                              --                53,691
   Class Y shares                                                                              --                   724
Payments for redemptions
   Class A shares                                                                     (18,738,119)          (50,880,020)
   Class B shares (Note 2)                                                             (4,178,247)           (7,124,895)
   Class C shares (Note 2)                                                               (545,806)             (325,932)
   Class Y shares                                                                              --               (71,432)
                                                                                       ----------            ----------
Increase (decrease) in net assets from capital share transactions                      (5,543,457)           10,995,017
                                                                                       ----------            ----------
Total increase (decrease) in net assets                                                20,923,096             8,933,685
Net assets at beginning of period                                                      62,913,707            53,980,022
                                                                                       ----------            ----------
Net assets at end of period                                                          $ 83,836,803          $ 62,913,707
                                                                                     ============          ============
Undistributed net investment income                                                  $  1,291,647          $  1,508,166
                                                                                     ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund
(Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

--------------------------------------------------------------------------------
13   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Sept. 30, 2003, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
14   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $9,915 for the six months ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
15   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $34,495 for Class A, $12,107 for Class B, and $328 for Class C for the six months ended Sept. 30, 2003.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $907 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $41,270,779 and $48,830,011, respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $14,250 for the six months ended Sept. 30, 2003.

--------------------------------------------------------------------------------
16   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Six months ended Sept. 30, 2003
                                              Class A      Class B     Class C       Class Y
Sold                                        1,796,169      253,355      30,027        696
Issued for reinvested distributions                --           --          --         --
Redeemed                                   (2,163,192)    (513,232)    (69,033)        --
                                           ----------     --------     -------        ---
Net increase (decrease)                      (367,023)    (259,877)    (39,006)       696
                                             --------     --------     -------        ---

                                                          Year ended March 31, 2003
                                              Class A      Class B     Class C       Class Y
Sold                                        6,436,593    1,591,248     253,494      9,966
Issued for reinvested distributions           253,999       77,979       6,946         89
Redeemed                                   (6,333,207)    (946,485)    (44,671)    (9,136)
                                           ----------     --------     -------     ------
Net increase (decrease)                       357,385      722,742     215,769        919
                                              -------      -------     -------        ---

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $1,815,618 were on loan to brokers. For collateral, the Fund received $750,000 in cash and U.S. government securities valued at $1,600,079. Income from securities lending amounted to $13,993 for the six months ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of Sept. 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                          Currency to            Currency to      Unrealized     Unrealized
Exchange date            be delivered            be received     appreciation   depreciation
Oct. 1, 2003                2,408,760              1,779,889       $    --         $5,104
                      Canadian Dollar            U.S. Dollar
Oct. 2, 2003                1,211,765                819,190            --            994
                    Australian Dollar            U.S. Dollar
Oct. 3, 2003                  366,992              2,629,500        10,442             --
                         U.S. Dollar      South African Rand
                                                                   -------         ------
Total                                                              $10,442         $6,098
                                                                   -------         ------

--------------------------------------------------------------------------------
17   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                     Six months ended Sept. 30, 2003
                                                  Calls
                                      Contracts           Premiums
Balance March 31, 2003                   --               $     --
Opened                                  500                 68,497
Exercised                              (500)               (68,497)
                                       ----                -------
Balance Sept. 30, 2003                   --               $     --
                                       ----               --------
See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $27,354,560 as of March 31, 2003, that will expire in 2007 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(h)      2003       2002       2001       2000
Net asset value, beginning of period                                      $ 7.23       $7.25      $4.59      $4.95      $5.45
Income from investment operations:
Net investment income (loss)                                                (.02)       (.02)      (.03)      (.01)      (.02)
Net gains (losses) (both realized and unrealized)                           3.22         .34       2.69       (.35)      (.48)
Total from investment operations                                            3.20         .32       2.66       (.36)      (.50)
Less distributions:
Dividends from net investment income                                          --        (.34)        --         --         --
Net asset value, end of period                                            $10.43       $7.23      $7.25      $4.59      $4.95

Ratios/supplemental data
Net assets, end of period (in millions)                                      $62         $45        $43        $27        $38
Ratio of expenses to average daily net assets(c)                           1.57%(d)    1.66%      1.78%      1.83%      1.69%
Ratio of net investment income (loss) to average daily net assets          (.39%)(d)   (.30%)     (.48%)     (.24%)     (.27%)
Portfolio turnover rate (excluding short-term securities)                    60%        343%       458%       276%       114%
Total return(e)                                                           44.26%(g)    3.91%(f)  57.95%     (7.27%)    (9.11%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(h)      2003       2002       2001       2000
Net asset value, beginning of period                                       $6.95       $6.99      $4.46      $4.85      $5.38
Income from investment operations:
Net investment income (loss)                                                (.04)       (.08)      (.07)      (.05)      (.05)
Net gains (losses) (both realized and unrealized)                           3.08         .34       2.60       (.34)      (.48)
Total from investment operations                                            3.04         .26       2.53       (.39)      (.53)
Less distributions:
Dividends from net investment income                                          --        (.30)        --         --         --
Net asset value, end of period                                             $9.99       $6.95      $6.99      $4.46      $4.85

Ratios/supplemental data
Net assets, end of period (in millions)                                      $20         $16        $11         $7         $9
Ratio of expenses to average daily net assets(c)                           2.33%(d)    2.42%      2.54%      2.59%      2.46%
Ratio of net investment income (loss) to average daily net assets         (1.18%)(d)  (1.01%)    (1.22%)    (1.00%)    (1.04%)
Portfolio turnover rate (excluding short-term securities)                    60%        343%       458%       276%       114%
Total return(e)                                                           43.74%(g)    3.21%(f)  56.73%     (8.04%)    (9.78%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(h)      2003       2002       2001(b)
Net asset value, beginning of period                                       $6.90       $6.98      $4.45      $4.57
Income from investment operations:
Net investment income (loss)                                                (.04)       (.08)      (.07)      (.02)
Net gains (losses) (both realized and unrealized)                           3.06         .34       2.60       (.10)
Total from investment operations                                            3.02         .26       2.53       (.12)
Less distributions:
Dividends from net investment income                                          --        (.34)        --         --
Net asset value, end of period                                             $9.92       $6.90      $6.98      $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2          $2        $--        $--
Ratio of expenses to average daily net assets(c)                           2.33%(d)    2.42%      2.51%      2.59%(d)
Ratio of net investment income (loss) to average daily net assets         (1.16%)(d)   (.89%)    (1.20%)     (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                    60%        343%       458%       276%
Total return(e)                                                           43.77%(g)    3.15%(f)  56.85%     (2.63%)(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2003(h)        2003       2002       2001       2000
Net asset value, beginning of period                                      $ 7.26       $7.28      $4.60      $4.95      $5.43
Income from investment operations:
Net investment income (loss)                                                  --        (.01)      (.02)        --         --
Net gains (losses) (both realized and unrealized)                           3.23         .34       2.70       (.35)      (.48)
Total from investment operations                                            3.23         .33       2.68       (.35)      (.48)
Less distributions:
Dividends from net investment income                                          --        (.35)        --         --         --
Net asset value, end of period                                            $10.49       $7.26      $7.28      $4.60      $4.95

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--        $--        $--        $--
Ratio of expenses to average daily net assets(c)                           1.40%(d)    1.51%      1.58%      1.64%      1.52%
Ratio of net investment income (loss) to average daily net assets          (.20%)(d)    .04%      (.28%)       --%      (.19%)
Portfolio turnover rate (excluding short-term securities)                    60%        343%       458%       276%       114%
Total return(e)                                                           44.49%(g)    4.02%(f)  58.26%     (7.07%)    (8.89%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures would have been lower by 0.15% for each class.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP PRECIOUS METALS FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable.

Item 3.    Audit Committee Financial Expert.  Not applicable.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Not applicable.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Selected Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2003